UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 13, 2011

Date of Report (Date of earliest event reported)

First China Pharmaceutical Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54076	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 504, West Ren Min Road,
Kunming City, Yunnan Province
People’s Republic of China, 650000

 (Address of Principal Executive Offices)

852-2138-1668

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           Audit Committee’s Conclusion as to Non-Reliance on Previously Issued Financial Statements

On September 13, 2011, the Audit Committee of the Board of Directors of First China Pharmaceutical Group, Inc. (the “Company”), after consultation with management of the Company, including the Company’s Chief Financial Officer, concluded that the audited financial statements of Kun Ming Xin Yuan Tang Pharmacies Co. Ltd. (“XYT”) as of December 31, 2009, 2008 and 2007, the First China Pharmaceutical Group Limited (“FCPG HK”) Pro Forma Unaudited Financial Statements for the six months ended June 30, 2010, the Pro Forma Financial Statements of the Company and XYT as of and for the year ended March 31, 2010, and the Pro Forma Financial Statements of the Company and FCPG HK as of and for the periods ended June 30, 2010, all as filed with the Securities and Exchange Commission (“SEC”) as Exhibits 99.1(a), 99.1(b), 99.2(a) and 99.2(b) to the Company’s Current Report on Form 8-K/A on July 15, 2011 (the “July Form 8-K”), as well as the FCPG HK Unaudited Financial Statements from the date of incorporation to June 30, 2010 filed as Exhibit 99.1(c) to the Company’s Current Report on Form 8-K/A on January 19, 2011 (the “January Form 8-K,” together with the July Form 8-K, collectively the “Form 8-K”) (Exhibits 99.1(a), 99.1(b), 99.1(c), 99.2(a) and 99.2(b), collectively, the “Form 8-K Financial Statements”), should be restated in response to certain comments received by the SEC.  In addition, the Audit Committee also concluded that the financial statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 filed with the SEC on July 14, 2011 (the “2010 Annual Report”) should also be restated accordingly.  The SEC’s comments concern a reclassification of a line item as a distribution to a shareholder and Chief Executive Officer of the Company.  As a result of the foregoing restatement, the Company’s financials will now reflect a reduction in retained earnings.

The Company’s Audit Committee, in consultation with management, concluded that in light of the restatement discussed above, the previously issued Form 8-K Financial Statements included in the Company’s Form 8-K, and the financial statements included with the Company’s 2010 Annual Report, should no longer be relied upon.

The Company’s Chief Financial Officer, authorized by our Board of Directors, discussed the foregoing issues, findings and conclusions with Parker Randall CF (H.K.) CPA Limited, the Company’s independent certifying accountant (“Parker Randall”).

In conjunction with Parker Randall, the Company is working diligently to complete the restatement of the above-referenced financial statements. The Company expects to file an amended 2010 Annual Report and an amended Form 8-K, containing the restated financial statements, by no later than September 23, 2011. However, there can be no assurance that these filings will be made within this period.

Section 7 - Regulation FD

Item 7.01.                      Regulation FD Disclosure.

On September 16, 2011, the Company issued a press release announcing the non-reliance and restatement of previously issued financial statements.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated September 16, 2011

The information set forth in Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First China Pharmaceutical Group, Inc.

Dated: September 16, 2011	By:	/s/ Zhen Jiang Wang
Zhen Jiang Wang Chief Executive Officer